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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                         Date of Report: August 14, 2002


                        HUMPHREY HOSPITALITY TRUST, INC.
             (Exact name of registrant as specified in its charter)


          Virginia                         0-25060                 52-1889548
(State or other jurisdiction of   (Commission File Number)       (IRS Employer
        incorporation)                                       Identification No.)



                    7170 Riverwood Drive, Columbia, MD 21046
                            (Address and zip code of
                          principal executive offices)




       Registrant's telephone number, including area code: (443) 259-4900


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Item 9.  Regulation FD Disclosure

On August 14, 2002, the registrant filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the "Report") accompanied by the certifications of George R. Whittemore, the registrant's chief executive officer, and Michael M. Schurer, the registrant's chief financial officer, required pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002.

Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                Humphrey Hospitality Trust, Inc.
                                                (Registrant)



Date:  August 14, 2002          By: /s/ George R. Whittemore
                                    -------------------------------------
                                              George R. Whittemore
                                              Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit          Description
-------          -----------

99.1       --    Certification of George R. Whittemore, Chief Executive Officer
                 of Humphrey Hospitality Trust, Inc., pursuant to 18 U.S.C.
                 Section 1350 as adopted pursuant to Section 906 of the
                 Sarbanes-Oxley Act of 2002 and dated August 14, 2002
99.2       --    Certification of Michael M. Schurer, Chief Financial Officer of
                 Humphrey Hospitality Trust, Inc., pursuant to 18 U.S.C. Section
                 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley
                 Act of 2002 and dated August 14, 2002



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